Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
In re:	:	Chapter 11
:
DNIB UNWIND, INC. (f/k/a BIND	:	Case No. 16-11084 (BLS)
THERAPEUTICS, INC.), et al.[1]	:
	:	(Jointly Administered)
Post-Effective Date Debtors.	:
:
:
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STATUS REPORT REGARDING DISTRIBUTIONS TO HOLDERS OF DNIB STOCK

PURSUANT TO THE DEBTORS’ PLAN OF LIQUIDATION

The Trustee (the “Trustee”) of the DNIB Liquidation Trust (the “Trust”) hereby submits this Status Report to provide information regarding further distributions to be made to DNIB shareholders pursuant to the Debtors’ Amended Combined Disclosure Statement and Chapter 11 Plan of Liquidation [Docket No. 415] (the “Plan”).

1. On May 1, 2016, the above-captioned debtors and debtors-in-possession (together, the “Post-Effective Date Debtors” and formerly, the “Debtors,” as applicable) filed voluntary petitions in this Court commencing cases for relief under Chapter 11 of title 11 of the United States Code.

2. Following a sale of substantially all of the Debtors’ assets to Pfizer Inc. on August 1, 2016, the Plan was confirmed by the Court2 and went effective on October 11, 2016 (the “Effective Date”).

[1]	The Post-Effective Date Debtors, together with the last four digits of each Post-Effective Date Debtor’s U.S. federal tax identification number, are: DNIB Unwind, Inc. (f/k/a BIND Therapeutics, Inc.) (6148) and DNIB Subsidiary Corporation (f/k/a BIND Biosciences Security Corporation) (3208). The address for the Post-Effective Date Debtors is c/o Development Specialists, Inc., 333 South Grand Avenue, Suite 4070, Los Angeles, CA 90071.
[2]	In confirming the Plan, the Court overruled the one Plan objection on record.

Docket No. 642
Filed: 4/18/17

3. On November 23, 2016, the Post-Effective Date Debtors filed a Notice of Distribution [Docket No. 517] (the “Notice”) notifying all parties in interest that an $8,000,000 distribution would be made to “Holders of Allowed Equity Interests” under the Plan on December 15, 2016 (the “Initial Distribution Date”). The Post-Effective Date Debtors received no objections to the Notice. As a result, an initial distribution of approximately $8,000,000 was paid to DNIB shareholders of record as of August 30, 2016 (the “Distribution Record Date”) on the Initial Distribution Date. Payments to shareholders holding DNIB shares in their own name were made directly by the Trustee. Payments to shareholders holding DNIB shares in street name were distributed to such shareholders through the Depository Trust Company (“DTC”).

4. In early 2017, after the December 2016 distribution had already been made, the Trust’s accountant advised the Trustee that the Trust, which is a “grantor trust” (pursuant to the terms of the Plan and the Liquidation Trust Agreement, dated October 11, 2016, by and among the Debtors and the Trustee), is required to provide certain tax reporting to each beneficiary of the Trust, including all DNIB shareholders entitled to distributions pursuant to the Plan.3 Completion of such tax reporting requires that each individual DNIB shareholder provide a completed Form W-8 or W-9 (the “Tax Forms”) to the Trust pursuant to 26 CFR §§ 1.671-4(a) and 301.6109-1(c).

5. The Plan also provides as follows:

The . . . Trustee may require, as a condition to receipt of a Distribution, that the Holder of an . . . Allowed Equity Interest complete and return a Form W-8 or W-9, as applicable to each such Holder. If the Debtors or Postconfirmation Liquidating Trustee make such a request and the Holder fails to comply before the date that is 180 days after the request is made, the amount of such

[3]	As we have noted previously, the Trust’s accountant initially mistakenly referred to such reports as “K-1 reports”, but has since confirmed that each beneficiary of the Trust will receive a “grantor letter” instead. Regardless, this clarification does not affect the information requested by the Trustee from each DNIB shareholder.

Distribution shall irrevocably revert to the Debtors or the Post-confirmation Liquidating Trustee and any Claim in respect of such Distribution shall be disallowed and forever barred from assertion against the Debtors or the Post-confirmation Liquidity Trustee, or their respective property.

Plan, Section XVI.J. (emphasis added). No objections were filed to this provision of the Plan.

6. In order to comply with the tax requirement, and as provided for in the Plan, in mid-February 2017, the Trustee requested that shareholders provide the completed Tax Forms to the Trust in order to receive any further distributions under the Plan.

7. Over 15 million shares of DNIB stock were held in street name as of the

Distribution Record Date. As a result, the Trustee does not know the identity of such individual holders, nor does the Trustee know how many shares of DNIB stock each such holder owns.4

8. Therefore, the Trustee requested that DTC disseminate a notice (the “Shareholder Notice”) to all nominees of DNIB stock (the “Nominees”) requesting that (1) each individual shareholder complete the requisite Tax Form (as required by the Trust’s accountant and provided for in the Plan); and (2) each Nominee complete the standard nominee certification form (the “Certification Form”) attached thereto. A true and correct copy of the Shareholder Notice is attached hereto as Exhibit A. Once completed, the Tax Form and Certification Form were to be sent, prior to August 7, 2017 (for those shareholders holding DNIB shares in street name), to the Trust’s claims agent, Prime Clerk, at the following address: Prime Clerk, Attn: BIND Distribution Form Processing, 830 3rd Avenue, 3rd Floor, New York, NY 10022.

9. The Certification Form requires that each Nominee (not each shareholder) provide the following limited information to the Trust: (1) DTC participant name, number, contact name, authorized signature, contact number, and email address; (2) beneficial holder name and account number; and (3) the number of shares of CUSIP 05548N 107 that were held by the Nominee for the indicated account as of the Distribution Record Date.

[4]	The Trustee does know the identity of the Nominees (or brokers) for holders in street name from the records provided by DTC as of the Distribution Record Date.

10. Certain shareholders have since questioned the necessity of the Certification Form. As noted above, any DNIB shareholder that does not timely complete and return the Tax Forms will forfeit any future distributions under the Plan. In the event that less than all shareholders complete the required Tax Forms (and thus less than all DNIB shareholders are entitled to future distributions under the Plan), DTC has confirmed to the Trustee that it will not agree to make any future distributions to holders of DNIB stock. As a result, any future distributions to DNIB shareholders would have to be made by the Trust or its agent.5 Without the information in the Certification Form confirming the identity of each DNIB shareholder holding in street name and the number of shares of DNIB stock that it held as of the Distribution Record Date, the Trust would have no way to make further distributions to DNIB shareholders.

11. Per the terms of the Plan and as noted above, the Trustee is required to give each DNIB shareholder 180 days to provide the required Tax Forms. Once that term expires (on August 7, 2017 for DNIB shareholders holding in street name as of the Distribution Record Date and August 8, 2017 for shareholders that held shares directly as of the Distribution Record Date), the Trust will be able to assess how many shareholders are entitled to a further distribution.

[5]	Certain shareholders have suggested that not using DTC for future distributions is the Trustee’s choice; it is not. A few shareholders have even suggested that the Trustee decided unilaterally to make all future distributions directly to shareholders for his own financial gain. That also is not true. As per the terms of the Trustee’s engagement letter, he receives a $10,000 monthly flat fee for his services so there is no benefit to be gained by additional work. Moreover, the Trustee is a fiduciary for the Trust and has complied, and will continue to comply, with all fiduciary obligations in all respects.

12. The Trustee remains hopeful that the Shareholder Notices provided to DTC for dissemination to all Nominees in February will be shared with each Nominee’s shareholders and that each and every DNIB shareholder currently entitled to a distribution under the Plan will provide the requested information and continue to be eligible to receive all future distributions to DNIB shareholders under the Plan. The Trustee is committed to providing a further (and perhaps final) distribution to DNIB shareholders as expeditiously as possible.

13. Any further questions regarding the Shareholder Notice or the Certification Form should be directed to Prime Clerk at (855) 388-4576.

Dated: April 18, 2017	Respectfully submitted,
Wilmington, Delaware

/s/ Brett M. Haywood
RICHARDS, LAYTON & FINGER, P.A.
John H. Knight (No. 3848)
Amanda R. Steele (No. 5530)
Brett M. Haywood (No. 6166)
One Rodney Square
920 North King Street
Wilmington, DE 19801
Telephone: (302)651-7700
Facsimile: (302)498-7701
Email: knight@rlf.com
steele@rlf.com
haywood@rlf.com

- and -

LATHAM & WATKINS LLP
Peter M. Gilhuly (admitted pro hac vice)
Kimberly A. Posin (admitted pro hac vice)
Adam E. Malatesta (admitted pro hac vice)
355 South Grand Avenue
Los Angeles, CA 90071-1560
Telephone: (213)485-1234
Fax: (213) 891-8763
Email: peter.gilhuly@lw.com
kim.posin@lw.com
adam.malatesta@lw.com

Counsel for the DNIB Liquidation Trust

Exhibit A

Shareholder Notice

SRF 13875

DNIB Unwind, Inc. (f/k/a BIND Therapeutics, Inc.) and the DNIB Liquidation Trust

VERY IMPORTANT

In order to receive any additional distributions pursuant to the Plan (as defined herein) with respect to your beneficial interest in the DNIB Liquidation Trust (the “Trust”) on account of your prior ownership of shares of stock of BIND Therapeutics, Inc., you must complete and return the enclosed W-9 form or W-8 form, as applicable.

You should read this letter, the Liquidation Trust Agreement (as defined below) and the Plan carefully and discuss them with your advisors.

Ladies and Gentlemen:

You are receiving this letter because you held one or more shares of BIND Equity Interests (as defined in the Plan) on August 30, 2016 (the “Distribution Record Date”).

On May 1, 2016, DNIB Unwind, Inc. (f/k/a BIND Therapeutics, Inc.) and DNIB Subsidiary Corporation (f/k/a BIND Biosciences Security Corporation) (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On September 26, 2016, the Bankruptcy Court entered an order [Docket No. 457] (the “Confirmation Order”) confirming the Debtors’ Amended Combined Disclosure Statement and Chapter 11 Plan of Liquidation, dated September 14, 2016 [Docket No. 415] (as modified and approved by the Confirmation Order, the “Plan”) and the Plan became effective on October 11, 2016 (the “Effective Date”) [Docket No. 474].1

Pursuant to the Plan and the Confirmation Order, on the Effective Date, all assets of the Debtors were transferred to the Trust and the Liquidating Trustee was appointed to serve in accordance with the Liquidation Trust Agreement (the “Liquidation Trust Agreement”), dated October 11, 2016, by and among DNIB Unwind, Inc., DNIB Subsidiary Corporation and Geoffrey L. Berman, solely in his capacity as trustee of the DNIB Liquidation Trust (the “Liquidating Trustee”).

On and after the Effective Date, the Liquidating Trustee has the responsibility to make distributions under the Plan. Section 5.1 of the Liquidation Trust Agreement provides that all funds remaining in the Trust after the payment of costs and expenses are to be paid to the Liquidation Trust Beneficiaries (which include all holders of Allowed General Unsecured Claims and all Allowed Equity Interests under the Plan) according to the terms of the Plan and the Liquidation Trust Agreement.

[1]	Copies of the Plan, the Liquidation Trust Agreement and all other filings in the Debtors’ bankruptcy cases can be obtained and viewed free of charge at the following web address: http://cases.primeclerk.com/BIND.

Pursuant to the Plan:

“On the Effective Date, all BIND Equity Interests shall be cancelled. Allowed Equity Interest Holders shall receive an Initial Equity Distribution on the Initial Equity Distribution Date in accordance with the terms of [the Plan]. . . . For the avoidance of doubt, no further Distributions on account of Allowed Equity Interests shall be made unless and until all Claims of a higher priority under the Bankruptcy Code, including, but not limited to, Allowed Claims, are satisfied in full and all objections with respect thereto have been resolved and any Claims that are or become Allowed Claims are satisfied in full with interest and there are no unresolved Claims of any Creditors.”

The Liquidation Trust Agreement provides that each Liquidation Trust Beneficiary is entitled to receive information from the Liquidating Trustee necessary for each Liquidation Trust Beneficiary to determine its share of items of income, gain, loss, deduction or credit for United States federal income tax purposes.

In order to receive any further distribution(s) under the Plan and your annual Form K-1, you must:

(1)	coordinate completion of the enclosed Nominee Certification with your Nominee;

(2)	complete the enclosed W-9 form or W-8 form, as applicable; and

(3)	send the (a) completed W-9 form or W-8 form and (b) the completed Nominee Certification to:

Prime Clerk LLC

Attn: BIND Distribution Form Processing

830 3rd Avenue, 3rd Floor

New York, NY 10022

IMPORTANT NOTE: If you do not return the completed W-9 form or W-8 form, as applicable, to the above address within 180 days, you will not receive any further distributions from the Trust, regardless of whether you received any prior distributions under the Plan.

If you have questions regarding this letter, please contact:

Prime Clerk LLC

Attn: BIND Distribution Form Processing

830 3rd Avenue, 3rd Floor

New York, NY 10022

T: (855) 388-4576

Please coordinate completion of the below by your nominee if you hold the shares through a nominee.

Nominee Certification. In order to receive further distribution(s) under the Plan and your annual Form K-1, your ownership of the shares (CUSIP 05548N 107) must be confirmed by your nominee, which nominee must complete the below on your behalf.

To be completed by Nominee only

DTC Participant Name:

DTC Participant Number:

DTC Participant Contact Name:

DTC Participant Authorized Signature:

DTC Participant Contact Number:

DTC Participant Email Address:

Beneficial Holder Name:

Beneficial Holder Account Number:

Number of Shares of CUSIP 05548N 107 that was held by Nominee for account indicated below as of August 30, 2016: Nominee’s Medallion Guarantee (or attach authorized signatory list hereto):

2

Internal CM/ECF Live Database	Page 1 of 5

Miscellaneous:

16-11084-BLS DNIB Unwind, Inc.

Type: bk	Chapter: 11 v	Office: 1 (Delaware)
Assets: y	Judge: BLS

Case Flag: MEGA, LEAD, CLMSAGNT, SealedDoc(s), CONFIRMED

U.S. Bankruptcy Court

District of Delaware

Notice of Electronic Filing

The following transaction was received from Brett Michael Haywood entered on 4/18/2017 at 4:41 PM EDT and filed on 4/18/2017

Case Name:	DNIB Unwind, Inc.
Case Number:	16-11084-BLS
Document Number:	642

Docket Text:

Status Report Regarding Distributions to Holders of DNIB Stock Pursuant to the Debtors’ Plan of Liquidation Filed by DNIB Unwind, Inc (Attachments: # (1) Exhibit A) (Haywood, Brett)

The following document(s) are associated with this transaction:

Document description:Main Document

Original filename:\\im-file\data\MLM\Bind\1a. BIND_ Shareholder Status Report(85832399_2_US-DOCS).pdf

Electronic document Stamp:

[STAMP bkecfStamp_ID=983460418 [Date=4/18/2017] [FileNumber=14443936-0

] [5cd151da9f65e9ab0b8ee7f9bce20f7cbb0fc035a513da02c67917f6ca2b58ffbec b06780be8b1755bfc5906d2ca7c0de6e5cc3f5fd91aeee53d56b5eba39ca1]]

Document description:Exhibit A

Original filename:\\im-file\data\MLM\Bind\2a. Ex A.pdf Electronic document Stamp:

[STAMP bkecfStamp_ID=983460418 [Date=4/18/2017] [FileNumber=14443936-1

] [93863b523c83787eebaae9022ec0e318bda3cac79dfec26bc211a17e777bc4245e4 d6320293a79e4bb6b712fef6839796eae11b52ebadd0cfc5aaef6a97ec44c]]

16-11084-BLS Notice will be electronically mailed to:

Ward W. Benson on behalf of Creditor United States of America on Behalf of the Internal Revenue Service wardlow.w.benson@usdoj.gov, Eastern.Taxcivil@usdoj.gov;james.j.wilkinson@usdoj.gov

John D. Demmy on behalf of Creditor Constellation NewEnergy, Inc.

jdd@stevenslee.com

David Gerardi on behalf of U.S. Trustee U.S. Trustee

david.gerardi@usdoj.gov

David William Giattino on behalf of Interested Party Hercules Technology III, L.P.

dgiattino@coleschotz.com, bankruptcy@coleschotz.com;pratkowiak@coleschotz.com;kkarstetter@coleschotz.com;jwhitworth@coleschotz.com

Peter M. Gilhuly on behalf of Debtor DNIB Unwind, Inc.

peter.gilhuly@lw.com, adam.malatesta@lw.com

Matthew A. Gold on behalf of Creditor Argo Partners

courts@argopartners.net

Victoria A. Guilfoyle on behalf of Creditor TangenX Technology Corporation

guilfoyle@blankrome.com

Jonathan Guy on behalf of Interested Party DHK Investments, LLC and David H. Koch

jguy@orrick.com

Brett Michael Haywood on behalf of Attorney Latham & Watkins LLP

https://ecf.deb.uscourts.gov/cgi-bin/Dispatch.pl?910151687001031	4/18/2017